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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549




                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported)
                              October 26, 1998




                         FIRST NILES FINANCIAL, INC.
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            (Exact name of Registrant as specified in its Charter)




Delaware                   0-24849                    34-1870418
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(State or other         (Commission File             (IRS Employer
 jurisdiction of             Number)                  Identification
 incorporation)                                             No.)




55 North Main Street, Niles, Ohio                        44446
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(Address of principal executive offices)               Zip Code)





Registrant's telephone number, including area code: (330) 652-2539
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ITEM 5.  OTHER EXHIBITS

         Attached as Exhibit 99.1 is the Registrant's press release dated October 26, 1998 announcing the completion of its initial stock offering.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) The following exhibit is filed as part of this Report:

          99.1    Press release dated October 26, 1998.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      FIRST NILES FINANCIAL, INC.



Date: October 27, 1998              By:  /s/ Lawrence Safarek
                                    ----------------------------------------
                                        Lawrence Safarek
                                        Vice President and Treasurer



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                            EXHIBIT INDEX




Exhibit
Number                        Description
-------      --------------------------------------------------------

99.1         Press Release dated October 26 1998.


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Press Release                 For Immediate Release
                              ---------------------
                              Contact: William Stevens, President
                              Telephone: (330) 652-2539



                       FIRST NILES FINANCIAL, INC.
                    COMPLETES INITIAL STOCK OFFERING


     Niles, Ohio -- (October 26, 1998) William L. Stephens, Chairman, President and Chief Executive Officer of Home Federal Savings and Loan Association of Niles, ("Home Federal"), headquartered in Niles, Ohio, announced today that First Niles Financial, Inc., the newly-formed holding company of Home Federal, has completed its initial stock offering. The holding company sold 1,754,411 shares of common stock at $10.00 per share in a subscription offering.

     On October 21, 1998, Home Federal's Plan of Conversion was approved by Home Federal's members at a Special Meeting that was held at the main office of the Association.

     The shares of First Niles Financial, Inc. will be traded on the Nasdaq SmallCap Market System under the symbol "FNFI". The subscription offering was managed by Charles Webb & Company, a division of Keefe, Bruyette, & Woods, Inc.

     The Board of Directors, Officers, and employees of Home Federal and First Niles Financial, Inc. express their gratitude for the overwhelming support for the offering by their customers, pledge their best efforts towards the opportunities ahead, and look forward to serving the needs of their customers and new stockholders.

     Home Federal, a federally chartered and FDIC-insured savings institution, was founded in 1897 and operates one full-service office in Niles, Ohio.


October 27, 1998